©2021 DISCOVER FINANCIAL SERVICES Exhibit 99.3 1Q21 Financial Results April 21, 2021

The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, which is filed with the SEC and available at the SEC's website (www.sec.gov) and subsequent reports on Forms 8-K and 10-Q, including the Company's Current Report on Form 8-K filed today with the SEC. The Company does not undertake to update or revise forward-looking statements as more information becomes available. Notice 2

1Q21 Highlights 3 • 1Q21 Net Income of $1,593MM; diluted EPS of $5.04 • Strong improvement in sales trends position us well for future loan growth, although high payment rates remain a near term headwind • $879MM reserve release driven by sustained strong credit performance, an improved economic outlook, and lower loan balances; 2021 losses flat YOY • Remain disciplined on expense management ◦ Opportunistically increasing investment in marketing ◦ Investments in growth initiatives and technological and analytical capabilities support positive operating leverage over the medium term • Incremental NIM expansion reflects continued shift in funding mix and lower deposit pricing • Committed to returning capital to shareholders; credit performance and strong fundamentals create opportunity to reevaluate capital return for the 2nd half of the year

• Revenue net of interest expense was $2.8Bn, down 3%, driven by lower net interest income and a one-time gain on the sale of an equity investment in the prior year, partially offset by higher discount and interchange income driven by higher sales volume • Net interest margin was 10.75%, up 54 bps as favorable funding costs were partially offset by lower loan yields driven by prime rate decreases • Provision for credit losses decreased by $2.2Bn driven by the impact of a reserve release in the current quarter reflecting revised macro assumptions, lower loans, lower credit losses, and improved delinquency trends • Expenses were down 7% reflecting lower marketing, other expense and professional fees, partially offset by higher compensation 1Q21 Summary Financial Results Key Points 4 $(61) $(68) $(25) $2,172 $78 $(503) $1,593 1Q20 Net Income Net Interest Income Non- Interest Income Provision for Credit Losses Operating Expense Income Tax/ Capital Action 1Q21 Net Income Year-Over-Year Net Income & EPS ($MM, except EPS) 1Q21 $ 2,330 $ 465 $ (365) $ 1,081 $ 486 1Q20 $ 2,398 $ 490 $ 1,807 $ 1,159 $ (17) B/(W) $ (68) $ (25) $ 2,172 $ 78 $ (503) EPS $ (0.25) $ (0.17) $ (0.06) $ 5.50 $ 0.20 $ (0.18) $ 5.04

(7)% (9)% +5% (9)% YOY YOY YOY YOY 1Q21 Loan Growth ($Bn) Total 5 • Card receivables down 9% YOY driven by high payment rates and lower promotional activity; down 6% QOQ driven by increased payment rates due to recent stimulus activity and seasonality • Organic student loans up 5% YOY • Personal loans down 9% YOY due to increased payments and actions taken previously to tighten underwriting Key Points $93.0 $88.9 $88.7 $90.4 $86.3 1Q20 2Q20 3Q20 4Q20 1Q21 $73.8 $70.2 $69.7 $71.5 $67.3 1Q20 2Q20 3Q20 4Q20 1Q21 $8.8 $8.6 $9.0 $9.0 $9.3 1Q20 2Q20 3Q20 4Q20 1Q21 $7.7 $7.3 $7.2 $7.2 $7.0 1Q20 2Q20 3Q20 4Q20 1Q21 Organic Student Card Personal

1Q21 Net Interest Margin


NIM on Loans
10.46%
10.47%
10.43%
10.29%
10.21%
9.81%
10.19%
10.63%
10.75%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

(%)	1Q21	4Q20	1Q20	Change QOQ	Change YOY
Total Interest Yield on Loans	11.96 %	11.96 %	12.34 %	—bps	-38bps
NIM on Loans	10.75 %	10.63 %	10.21 %	12bps	54bps
NIM on Interest-Earning Assets	8.15 %	7.93 %	8.53 %	22bps	-38bps

Interest-Earning Assets ($Bn)	1Q21 Avg Bal	1Q21 Yield	4Q20 Avg Bal	4Q20 Yield	1Q20 Avg Bal	1Q20 Yield
Total Loans	$87.9	11.96 %	$89.0	11.96 %	$94.5	12.34 %
Other Interest-Earning Assets	28.1	0.79 %	30.3	1.13 %	18.6	1.78 %
Total Interest-Earning Assets	$116.0	9.25 %	$119.3	9.20 %	$113.1	10.60 %

Interest-Bearing Liabilities ($Bn)	1Q21 Avg Bal	1Q21 Rate	4Q20 Avg Bal	4Q20 Rate	1Q20 Avg Bal	1Q20 Rate
Direct to Consumer Deposits [1]	$62.7	0.77 %	$62.5	0.94 %	$55.2	1.90 %
Brokered Deposits and Other	12.6	2.37 %	13.7	2.38 %	16.8	2.71 %
Interest Bearing-Deposits	75.3	1.04 %	76.2	1.20 %	72.0	2.09 %
Borrowings	21.2	2.36 %	25.1	2.42 %	25.9	3.27 %
Total Interest-Bearing Liabilities	$96.5	1.33 %	$101.3	1.50 %	$97.9	2.40 %

Note(s)
1. Includes Affinity relationships

Key Points

- NIM on loans was 10.75%, up 12bps QOQ driven by favorable deposit pricing
- Total loan yield was flat QOQ; and down 38bps YOY driven by prime rate decreases partially offset by favorable portfolio mix and lower interest charge-offs
- Average consumer deposits up 14% YOY and flat QOQ; consumer deposits comprised 65% of total funding
- The rate on average interest-bearing liabilities decreased 107bps YOY and 17bps QOQ, driven by lower deposit pricing

6

Note(s) 1. Rewards cost divided by Discover card sales volume • Net interest income decreased 3% primarily due to lower average receivables • Net discount and interchange revenue was up 12% driven by higher sales volume, partially offset by increased rewards cost • Loan fee income decreased 10% driven by lower late fees • Other Income was down reflecting a $35 million one-time gain from the sale of an equity investment in the prior year 1Q21 Revenue 7 Key Points Inc / (Dec) ($MM) 1Q21 1Q20 $ % Net Interest Income 2,330 2,398 (68) (3%) Net Discount/Interchange Revenue 241 216 25 12% Protection Products Revenue 43 47 (4) (9%) Loan Fee Income 107 119 (12) (10%) Transaction Processing Revenue 51 44 7 16% Other Income 23 64 (41) (64%) Total Non-Interest Income 465 490 (25) (5%) Revenue Net of Interest Expense $2,795 $2,888 $(93) (3%) Change 1Q21 1Q20 QOQ YOY Discover Card Sales Volume ($MM) $37,744 $33,988 (8) % 11 % Rewards Rate (1) 1.38% 1.40% —bps -2bps $2,888 (68) 25 (4) (12) 7 (41) $2,795 1Q20 Rev Net of Int Exp Net Interest Income Net Discount / Interchange Protection Products Loan Fee Income Transaction Processing Other Income 1Q21 Rev Net of Int Exp Year-Over-Year Revenue ($MM)

Note(s) 1. Defined as reported total operating expense divided by revenue net of interest expense • Employee compensation increased reflecting a higher bonus accrual vs 1Q20, and higher average salaries as lower headcount was offset by a shift in employee mix • Marketing expense decreased driven by lower spend for brand and acquisition marketing • Professional fees decreased primarily due to lower contractor expense • Other expense was down primarily due to reduced fraud volume 1Q21 Operating Expense Inc / (Dec) ($MM) 1Q21 1Q20 $ % Employee Compensation and Benefits $506 $467 $39 8% Marketing and Business Development 154 231 (77) (33%) Information Processing & Communications 109 114 (5) (4%) Professional Fees 182 193 (11) (6%) Premises and Equipment 24 30 (6) (20%) Other Expense 106 124 (18) (15%) Total Operating Expense $1,081 $1,159 ($78) (7%) Operating Efficiency(1) 38.7% 40.1% (140) bps 8 Key PointsYear-Over-Year Expense ($MM) $1,159 $39 $(77) $(5) $(11) $(24) $1,081 1Q20 Expense Employee Comp Marketing Info Process Prof Fees All Other 1Q21 Expense

• Credit card net charge-off rate decreased 85 bps YOY and 30-Day delinquency decreased 77bps YOY reflecting strong credit performance in the portfolio • Student loan credit performance remained stable at low levels • Personal loan net charge-offs improved 79bps YOY reflecting underwriting enhancements and elevated consumer liquidity 1Q21 Key Credit Metrics 9 Key PointsChange 1Q20 4Q20 1Q21 QOQ YOY Credit Card Loans Ending Loan Balance ($MM) $73,811 $71,472 $67,304 (5.8)% (8.8)% Net Principal Charge-off Rate 3.65% 2.63% 2.80% 17 bps (85) bps 30-Day Delinquency Rate 2.62% 2.07% 1.85% (22) bps (77) bps Private Student Loans Ending Loan Balance ($MM) $9,957 $9,954 $10,153 2.0% 2.0% Net Principal Charge-off Rate 0.68% 0.71% 0.53% (18) bps (15) bps 30-Day Delinquency Rate 1.75% 1.39% 1.20% (19) bps (55) bps Personal Loans Ending Loan Balance ($MM) $7,651 $7,177 $6,961 (3.0)% (9.0)% Net Principal Charge-off Rate 3.59% 2.79% 2.80% 1 bps (79) bps 30-Day Delinquency Rate 1.31% 1.08% 0.84% (24) bps (47) bps Total Loans Ending Loan Balance ($MM) $92,963 $90,449 $86,347 (4.5)% (7.1)% Net Principal Charge-off Rate 3.27% 2.38% 2.48% 10 bps (79) bps 30-Day Delinquency Rate (1) 2.39% 1.89% 1.67% (22) bps (72) bps

Allowance for Credit Losses 10 ($MM) Credit Card Student Loans Personal Loans Other Total Loans Balance at January 1, 2020 4,550 653 613 28 5,844 Reserve rate 5.90% 6.76% 7.97 % N/A 6.09 % Balance at December 31, 2020 6,491 840 857 38 8,226 Reserve rate 9.08% 8.43% 11.94 % N/A 9.09 % Provision for credit losses (1) (377) 36 (4) 3 (342) Net Charge-offs (474) (14) (49) — (537) Balance at March 31, 2021 $5,640 $862 $804 $41 $7,347 Reserve rate 8.38% 8.49% 11.55 % N/A 8.51 % Note(s) 1. Excludes $23MM release of the liability for expected credit losses on unfunded commitments as the liability is recorded in accrued expenses and other liabilities

11 47% 49% 57% 65% 23% 23% 17% 13% 19% 17% 14% 11% 11% 11% 12% 11% DTC and Affinity Deposits Brokered & Other Deposits Securitized Borrowing Unsecured Borrowing 1Q18 1Q19 1Q20 1Q21 Capital and Funding Funding Mix (%), Average Balance 11.5 11.4 11.4 11.2 11.3 11.7 12.2 13.1 14.9 88 82 79 77 99 165 123 76 22 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Capital Trends Common Equity Tier 1 (CET1) Capital Ratio(1) (%) TTM Payout Ratio(2) (%) Note(s) 1. Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule 2. Payout Ratio is displayed on a trailing twelve month basis. This represents the trailing twelve months’ Capital Return to Common Stockholders divided by the trailing twelve months’ Net Income Allocated to Common Stockholders

2021 Perspective 12 Previous Current Loan Growth • Modestly positive, subject to payment rate trends and economic conditions • No change Net Interest Margin • Decline in funding costs provides tailwind • Relative to 1Q21, modest variability from quarter to quarter Operating Expense • Focus on disciplined expense management • Investments in marketing, technology capabilities, and automation • Excluding marketing, expenses near flat YoY • Conditions may present further opportunity for investment in data, analytics and account growth Net Charge-offs • Losses expected to increase in 2H21 • Likely to remain elevated into 2022 • 2021 losses expected to be flat to down Capital Management • Priorities for capital return remain unchanged • Approved up to $1.1Bn in share repurchases • Strong performance creates opportunity to reevaluate capital return for the 2nd half of the year

Appendix

Credit Performance Trends

Total Company Loans


3.08
3.25
3.22
3.05
3.19
3.27
3.44
3.00
2.38
2.48
2.32
2.29
2.19
2.33
2.41
2.39
1.98
1.77
1.89
1.67
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
NCO rate (%)
30+ day DQ rate (%)

Credit Card Loans


3.23
3.50
3.49
3.32
3.41
3.65
3.90
3.45
2.63
2.80
2.43
2.45
2.34
2.50
2.62
2.62
2.17
1.91
2.07
1.85
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
NCO rate (%)
30+ day DQ rate (%)

Private Student Loans


2.16
1.91
1.82
1.93
1.88
1.75
1.57
1.49
1.39
1.20
0.86
0.66
0.61
0.59
1.02
0.68
0.62
0.58
0.71
0.53
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
NCO rate (%)
30+ day DQ rate (%)

Personal Loans


4.49
4.53
4.33
3.99
4.26
3.59
3.43
2.69
2.79
2.80
1.60
1.51
1.49
1.49
1.37
1.31
1.07
1.10
1.08
0.84
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
NCO rate (%)
30+ day DQ rate (%)

14

YOY YOY YOY YOY 1Q21 Payments Volume ($Bn) Discover Network • Discover Network volume was up 11% reflecting the increase in Discover card sales volume • PULSE volume up 23% YOY reflected increased spending due to stimulus funds paid to consumers in January and March and higher average spend per transaction • Diners Club volume down 24% from the prior year reflecting the impact of the global pandemic on T&E spending • Network Partners 38% higher driven by higher AribaPay volume Key Points $35.2 $32.3 $38.7 $42.5 $39.2 1Q20 2Q20 3Q20 4Q20 1Q21 $49.2 $52.9 $55.0 $55.1 $60.4 1Q20 2Q20 3Q20 4Q20 1Q21 $7.7 $4.3 $5.8 $6.3 $5.9 1Q20 2Q20 3Q20 4Q20 1Q21 $7.0 $7.3 $8.9 $8.7 $9.6 1Q20 2Q20 3Q20 4Q20 1Q21 Diners (1) PULSE Network Partners +11% +23% (24)% +38% Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total Network Volume up 16% YOY 15

• 1Q21 sales volume up 11% YOY with trends improving across all categories • Sales mix returning to pre- pandemic levels in certain categories • Significant YOY increase in online sales volume • Travel, restaurants, and retail have improved significantly as economic recovery continues keyrends in Key Points Sales Volume 16 Gas Groceries Retail Restaurants Services Travel Total Sales Volume Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar -100% -50% 0% 50% 100% Monthly Sales Volume Trend (%) 1Q19 1Q20 1Q21 1Q21 vs. 1Q19 Gas (15)% —% 7% 7% Grocery 24% 14% 3% 18% Retail 5% 6% 30% 37% Restaurants 8% (2)% 11% 8% Services 5% (1)% 11% 10% Travel 5% (20)% (26)% (41)% All Other 3% 6% 4% 10% Total Sales Volume 7% 3% 11% 15% Category Definitions • Services includes entertainment, auto, education, medical, and other service providers • All Other includes discount stores, drug stores, wholesale clubs, telecommunication, utilities, insurance, financial services and government Year-Over-Year Sales Volume Trend (%)